Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re	Citadel Broadcasting Corporation, et al.	Case No. (Jointly Administered)	09-17442 (BRL)
	Debtors	Reporting Period:	June 30, 2010

		Federal Tax I.D. #	51-0405729

CORPORATE QUARTERLY OPERATING REPORT

REQUIRED DOCUMENTS	Document Attached
Schedule of Cash Disbursements	X

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Reorganized Debtors’ financial affairs, verifies under penalty of perjury that the information contained therein is complete, accurate, and truthful to the best of my knowledge.

/s/ Randy L. Taylor	Date July 30, 2010
Signature of Authorized Individual

Randy Taylor, Chief Financial Officer
Printed Name of Authorized Individual

MOR

In re	Citadel Broadcasting Corporation, et al.	Case No. (Jointly Administered)	09-17442 (BRL)
	Debtors	Reporting Period:	June 30, 2010

		Federal Tax I.D. #	51-0405729

CORPORATE QUARTERLY OPERATING REPORT

GENERAL:

The report includes activity for the quarter ended June 30, 2010, for the following Reorganized Debtors and related case numbers.

Reorganized Debtor	Case Number	Reorganized Debtor	Case Number

Radio Today Entertainment, Inc.	09-17441	NY Radio, LLC	09-17466
Citadel Broadcasting Corp.	09-17442	Oklahoma Radio Partners, LLC	09-17467
Alphabet Acquisition Corp.	09-17443	Radio Assets, LLC	09-17468
Atlanta Radio, LLC	09-17444	Radio License Holding I, LLC	09-17469
Aviation I, LLC	09-17445	Radio License Holding II, LLC	09-17470
Chicago FM Radio Assets, LLC	09-17446	Radio License Holding III, LLC	09-17471
Chicago License, LLC	09-17447	Radio License Holding IV, LLC	09-17472
Chicago Radio Assets, LLC	09-17448	Radio License Holding V, LLC	09-17473
Chicago Radio Holding, LLC	09-17449	Radio License Holding VI, LLC	09-17474
Chicago Radio, LLC	09-17450	Radio License Holding VII, LLC	09-17475
Citadel Broadcasting Company	09-17451	Radio License Holding VIII, LLC	09-17476
DC Radio Assets, LLC	09-17452	Radio License Holding IX, LLC	09-17477
DC Radio, LLC	09-17453	Radio License Holding X, LLC	09-17478
Detroit Radio, LLC	09-17454	Radio License Holding XI, LLC	09-17479
International Radio, Inc.	09-17455	Radio License Holding XII, LLC	09-17480
KLOS Radio, LLC	09-17456	Radio Networks, LLC	09-17481
KLOS Syndications Assets, LLC	09-17457	Radio Watermark, Inc.	09-17482
KLOS-FM Radio Assets, LLC	09-17458	San Francisco Radio Assets, LLC	09-17483
LA License, LLC	09-17459	San Francisco Radio, LLC	09-17484
LA Radio, LLC	09-17460	SF License, LLC	09-17485
Minneapolis Radio Assets, LLC	09-17461	WBAP-KSCS Acquisition Partner, LLC	09-17486
Minneapolis Radio, LLC	09-17462	WBAP-KSCS Assets, LLC	09-17487
Network Licenses, LLC	09-17463	WBAP-KSCS Radio Acquisition, LLC	09-17488
NY License, LLC	09-17464	WBAP-KSCS Radio Group, Ltd.	09-17489
NY Radio Assets, LLC	09-17465	WPLJ Radio, LLC	09-17490

General Notes:

All amounts herein are unaudited and subject to revision. The Reorganized Debtors reserve all rights to revise this report.

Notes to MOR

In re	Citadel Broadcasting Corporation, et al.	Case No. (Jointly Administered)	09-17442 (BRL)
	Debtors	Reporting Period:	June 30, 2010

		Federal Tax I.D. #	51-0405729

Schedule of Disbursements - For the Quarter Ended June 30, 2010

GENERAL:

The report includes disbursements for the quarter ended June 30, 2010 for the following Reorganized Debtors and related case numbers.

Reorganized Debtors	Case Number	Amount
Radio Today Entertainment, Inc.	09-17441	$—
Citadel Broadcasting Corp.	09-17442	43,724,974
Alphabet Acquisition Corp.	09-17443	—
Atlanta Radio, LLC	09-17444	—
Aviation I, LLC	09-17445	—
Chicago FM Radio Assets, LLC	09-17446	—
Chicago License, LLC	09-17447	—
Chicago Radio Assets, LLC	09-17448	—
Chicago Radio Holding, LLC	09-17449	—
Chicago Radio, LLC	09-17450	—
Citadel Broadcasting Company	09-17451	68,530,241
DC Radio Assets, LLC	09-17452	—
DC Radio, LLC	09-17453	—
Detroit Radio, LLC	09-17454	—
International Radio, Inc.	09-17455	—
KLOS Radio, LLC	09-17456	—
KLOS Syndications Assets, LLC	09-17457	—
KLOS-FM Radio Assets, LLC	09-17458	—
LA License, LLC	09-17459	—
LA Radio, LLC	09-17460	—
Minneapolis Radio Assets, LLC	09-17461	—
Minneapolis Radio, LLC	09-17462	—
Network Licenses, LLC	09-17463	—
NY License, LLC	09-17464	—
NY Radio Assets, LLC	09-17465	—
NY Radio, LLC	09-17466	—
Oklahoma Radio Partners, LLC	09-17467	—
Radio Assets, LLC	09-17468	40,724,123
Radio License Holding I, LLC	09-17469	—
Radio License Holding II, LLC	09-17470	—
Radio License Holding III, LLC	09-17471	—
Radio License Holding IV, LLC	09-17472	—
Radio License Holding V, LLC	09-17473	—
Radio License Holding VI, LLC	09-17474	—
Radio License Holding VII, LLC	09-17475	—
Radio License Holding VIII, LLC	09-17476	—
Radio License Holding IX, LLC	09-17477	—
Radio License Holding X, LLC	09-17478	—
Radio License Holding XI, LLC	09-17479	—

1 of 2

In re	Citadel Broadcasting Corporation, et al.	Case No. (Jointly Administered)	09-17442 (BRL)
	Debtors	Reporting Period:	June 30, 2010

		Federal Tax I.D. #	51-0405729

Schedule of Disbursements - For the Quarter Ended June 30, 2010

GENERAL:

The report includes disbursements for the quarter ended June 30, 2010 for the following Reorganized Debtors and related case numbers.

Reorganized Debtors	Case Number	Amount
Radio License Holding XII, LLC	09-17480	—
Radio Networks, LLC	09-17481	21,055,151
Radio Watermark, Inc.	09-17482	—
San Francisco Radio Assets, LLC	09-17483	—
San Francisco Radio, LLC	09-17484	—
SF License, LLC	09-17485	—
WBAP-KSCS Acquisition Partner, LLC	09-17486	—
WBAP-KSCS Assets, LLC	09-17487	—
WBAP-KSCS Radio Acquisition, LLC	09-17488	—
WBAP-KSCS Radio Group, Ltd.	09-17489	—
WPLJ Radio, LLC	09-17490	—

General Notes:

Cash disbursements are centralized and are made by four Reorganized Debtor entities for the benefit of all operating affiliates.

2 of 2